THE MARSHALL

EdR®
50 YEARS

SUPPLEMENTAL FINANCIAL INFORMATION

Q4 • 2013

TABLE OF CONTENTS

Financial Highlights 1

Balance Sheet 2

Operating Results 3

Funds from Operations 4

Community Operating Results 5

Same-Community Expenses by Category 6

Community Statistics 7

Same-Community Statistics 8

Preleasing Summary 9

Same-Community Preleasing by Region and Distance 10

Owned Development Summary 13

Third-Party Development Summary 14

Capital Structure 15

2014 Guidance 16

Community Listing-Owned 18

Investor Relations 19

Definitions 20

Safe Harbor Statement 21

express

ON THE COVER:

The Marshall — a $94 million dollar collegiate community two blocks from the University of Minnesota main campus — is on schedule to open summer 2014. Amenities at this 944-bed mixed-use development include an indoor swimming pool and basketball court, fitness center and an outdoor plaza. Target® has claimed 20,000 square feet of The Marshall's ground floor retail area to create and debut TargetExpress, a small campus prototype store that will also serve the surrounding neighborhood. EdR is a 50% owner in The Marshall with and Schenk Realty Group owning the remaining 50%. EdR is currently leasing and will manage the community on behalf of the joint venture.

FINANCIAL HIGHLIGHTS

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three months ended December 31,						Year ended December 31,
	2013		2012		$ Chg	% Chg	2013	2012	$ Chg	% Chg

Same-community revenue	$30,618		$29,185		$1,433	4.9%	$112,635	$111,279	$1,356	1.2%
Total community revenue	51,139		37,695		13,444	35.7%	167,476	124,087	43,389	35.0%
Total revenue	55,198		41,199		13,999	34.0%	184,376	137,946	46,430	33.7%

Same-community net operating income	17,811		17,098		713	4.2%	57,334	58,210	(876)	(1.5)%
Total community net operating income	30,565		22,336		8,229	36.8%	87,519	64,563	22,956	35.6%
Total operating income	12,771		8,048		4,723	58.7%	24,330	15,018	9,312	62.0%

Net income	1,643		4,788		(3,145)	(65.7)%	4,323	8,421	(4,098)	(48.7)%
Per share - basic & diluted	0.01		0.04		(0.03)	(75.0)%	0.04	0.08	(0.04)	(50.0)%

Funds from operations (FFO)	21,665		15,972		5,693	35.6%	55,172	40,780	14,392	35.3%
Per weighted average share/unit (1)	$0.19		$0.14		$0.05	35.7%	$0.48	$0.40	$0.08	20.0%

Core funds from operations (Core FFO)	23,468		18,089		5,379	29.7%	63,099	48,175	14,924	31.0%
Per weighted average share/unit (1)	$0.20		$0.16		$0.04	25.0%	$0.55	$0.47	$0.08	17.0%

BALANCE SHEET DATA:
	12/31/2013		12/31/2012
Debt to gross assets	42.8%		31.7%
Net debt to enterprise value	42.5%		27.4%
Interest coverage ratio (TTM)	4.6	x	4.2	x
Net debt to EBITDA - Adjusted (TTM)	6.3	x	4.5	x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 4 for a detailed calculation.

FOURTH QUARTER 2013	1

BALANCE SHEET

(Amount in thousands, except share and per share data)	December 31, 2013	December 31, 2012
Assets	(unaudited)
Collegiate housing properties, net (1)	$1,388,885	$1,061,002
Assets under development	116,787	159,264
Cash and cash equivalents	22,073	17,039
Restricted cash	12,253	6,410
Other assets	70,567	80,972
Total assets	$1,610,565	$1,324,687

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium	$422,681	$398,846
Unsecured revolving credit facility	356,900	79,000
Accounts payable and accrued expenses	67,646	57,123
Deferred revenue	23,498	17,964
Total liabilities	870,725	552,933

Commitments and contingencies	—	—

Redeemable noncontrolling interests	8,744	8,944

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 114,740,155 and 113,062,452 shares issued and outstanding as of December 31, 2013 and 2012, respectively	1,148	1,131
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	813,540	849,878
Accumulated deficit	(88,964)	(93,287)
Total EdR stockholders' equity	725,724	757,722
Noncontrolling interest	5,372	5,088
Total equity	731,096	762,810

Total liabilities and equity	$1,610,565	$1,324,687

(1) Amount is net of accumulated depreciation of $204,181 and $175,310 as of December 31, 2013 and 2012, respectively.

FOURTH QUARTER 2013	2

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended December 31,			Year ended December 31,
	2013	2012	$ Change	2013	2012	$ Change
Revenues:
Collegiate housing leasing revenue	$51,139	$37,695	$13,444	$167,476	$124,087	$43,389
Third-party development consulting services	999	330	669	2,989	820	2,169
Third-party management services	987	995	(8)	3,697	3,446	251
Operating expense reimbursements	2,073	2,179	(106)	10,214	9,593	621
Total revenues	55,198	41,199	13,999	184,376	137,946	46,430
Operating expenses:
Collegiate housing leasing operations	20,574	15,359	5,215	79,957	59,524	20,433
Development and management services	1,253	1,510	(257)	6,477	6,266	211
General and administrative	1,737	1,512	225	7,081	6,805	276
Development pursuit and acquisition costs	248	496	(248)	597	1,105	(508)
Depreciation and amortization	14,551	10,415	4,136	48,098	33,240	14,858
Ground lease expense	1,991	1,680	311	7,622	6,395	1,227
Reimbursable operating expenses	2,073	2,179	(106)	10,214	9,593	621
Total operating expenses	42,427	33,151	9,276	160,046	122,928	37,118

Operating Income	12,771	8,048	4,723	24,330	15,018	9,312

Nonoperating expenses:
Interest expense	5,049	3,449	1,600	17,526	14,390	3,136
Amortization of deferred financing costs	490	304	186	1,758	1,215	543
Interest income	(75)	(131)	56	(447)	(283)	(164)
Total nonoperating expenses	5,464	3,622	1,842	18,837	15,322	3,515
Income (loss) before equity in earnings (losses) of unconsolidated entities, income taxes and discontinued operations	7,307	4,426	2,881	5,493	(304)	5,797
Equity in earnings (losses) of unconsolidated entities	(101)	(23)	(78)	(203)	(363)	160
Income (loss) before income taxes and discontinued operations	7,206	4,403	2,803	5,290	(667)	5,957
Income tax expense (benefit)	471	233	238	203	(884)	1,087
Income from continuing operations	6,735	4,170	2,565	5,087	217	4,870
Income (loss) from discontinued operations	(4,790)	807	(5,597)	(456)	8,420	(8,876)
Net income	1,945	4,977	(3,032)	4,631	8,637	(4,006)
Less: Net income attributable to the noncontrolling interests	302	189	113	308	216	92
Net income attributable to Education Realty Trust, Inc.	$1,643	$4,788	$(3,145)	$4,323	$8,421	$(4,098)

Earnings per share information:
Net income attributable to Education Realty Trust, Inc. common stockholders per share - basic and diluted	$0.01	$0.04	$(0.03)	$0.04	$0.08	$(0.04)

Weighted average shares of common stock outstanding – basic	114,819	113,027		114,432	101,244
Weighted average shares of common stock outstanding – diluted	115,856	114,086		115,470	102,317

FOURTH QUARTER 2013	3

FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data, unaudited)

	Three months ended December 31,			Year ended December 31,
	2013	2012	$ Change	2013	2012	$ Change
Net income attributable to EdR	$1,643	$4,788	$(3,145)	$4,323	$8,421	$(4,098)

Gain on sale of collegiate housing assets (1)	(18)	(69)	51	(3,913)	(5,496)	1,583
Impairment losses (1)	5,001	—	5,001	5,001	—	5,001
Real estate related depreciation and amortization	14,737	11,038	3,699	49,316	37,237	12,079
Equity portion of real estate depreciation and amortization on equity investees	52	47	5	196	225	(29)
Equity portion of loss on sale of student housing property on equity investees	—	—	—	—	88	(88)
Noncontrolling interests	250	168	82	249	305	(56)
Funds from operations ("FFO")	21,665	15,972	5,693	55,172	40,780	14,392

FFO adjustments:
Acquisition costs	113	501	(388)	393	1,110	(717)
Straight-line adjustment for ground leases (2)	1,230	1,156	74	5,255	4,364	891
FFO adjustments:	1,343	1,657	(314)	5,648	5,474	174

FFO on Participating Developments:(3)
Interest on loan to Participating Development	460	460	—	1,825	1,830	(5)
Development fees on Participating Development, net of costs and taxes	—	—	—	454	91	363
FFO on Participating Developments	460	460	—	2,279	1,921	358
						$—
Core funds from operations ("Core FFO")	$23,468	$18,089	$5,379	$63,099	$48,175	$14,924

FFO per weighted average share/unit (4)	$0.19	$0.14	$0.05	$0.48	$0.40	$0.08
Core FFO per weighted average share/unit (4)	$0.20	$0.16	$0.04	$0.55	$0.47	$0.08

Weighted average shares/units (4)	115,856	114,086	1,770	115,470	102,317	13,153

(1) All of or a portion of these amounts may be included in discontinued operations and may not be visible on the face of our statement of operations on page 3. The impairment charge recorded during the three months ended December 31, 2013 relates to the disposition of The Pointe at Western serving Western Michigan University.

(2)  Represents the straight-line rent expense adjustment required by GAAP related to ground leases. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(3)  FFO on Participating Developments represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development. The adjustment for development fees is calculated under the same percentage of completion method of accounting used for third-party development fees. The adjustment for interest income is based on terms of the loan.

(4) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

FOURTH QUARTER 2013	4

COMMUNITY OPERATING RESULTS

(Amounts in thousands, unaudited)

	Three Months Ended December 31,				Year Ended December 31,
	2013	2012	$ Change	% Change	2013	2012	$ Change	% Change
Revenues
Same-communities	$30,618	$29,185	$1,433	4.9%	$112,635	$111,279	$1,356	1.2%
New-communities (1)	20,521	8,510	12,011	NM	54,841	12,808	42,033	NM
Total revenues	51,139	37,695	13,444	35.7%	167,476	124,087	43,389	35.0%

Operating expenses (2)
Same-communities	12,807	12,087	720	6.0%	55,301	53,069	2,232	4.2%
New-communities (1)	7,767	3,272	4,495	NM	24,656	6,455	18,201	NM
Total operating expenses	20,574	15,359	5,215	34.0%	79,957	59,524	20,433	34.3%

Net operating income
Same-communities	17,811	17,098	713	4.2%	57,334	58,210	(876)	(1.5)%
New-communities (1)	12,754	5,238	7,516	NM	30,185	6,353	23,832	NM
Total net operating income	$30,565	$22,336	$8,229	36.8%	$87,519	$64,563	$22,956	35.6%

(1) See page 16 of this supplement for a listing of which communities are categorized as same-communities and which are new-communities.
(2) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

FOURTH QUARTER 2013	5

SAME-COMMUNITY EXPENSES BY CATEGORY

(amounts in thousands, except bed and per-bed data)
	2013					2012
	Amount	Per Bed	$ Change	% Change	% of Total Operating Expenses	Amount	Per Bed
Utilities (1)	$16,129	$871	$434	2.8%	29%	$15,695	$848
On-Site Payroll	9,755	527	372	4.0%	18%	9,383	507
General & Administrative (2)	9,616	520	(213)	(2.2)%	17%	9,829	531
Maintenance & Repairs (3)	6,100	330	154	2.6%	11%	5,946	321
Marketing	3,128	169	857	37.7%	6%	2,271	123
Total Direct Operating Expenses	$44,728	$2,417	$1,604	3.7%	81%	$43,124	$2,330

Real Estate Taxes	9,102	492	294	3.3%	16%	8,808	476
Insurance	1,471	79	334	29.4%	3%	1,137	61
Total Fixed Operating Expenses	$10,573	$571	$628	6.3%	19%	$9,945	$537
Total Property Operating Expenses	$55,301	$2,988	$2,232	4.2%	100%	$53,069	$2,867

Same-community beds	18,508

(1) Represents gross costs before recoveries and includes student amenities such as internet.
(2) Includes property-level general and administrative cost, dining and retail costs as well as regional and other corporate costs of supporting the communities.
(3) Includes general maintenance costs, grounds and landscaping, turn costs and life safety costs.

FOURTH QUARTER 2013	6

COMMUNITY STATISTICS

	Three Months Ended December 31,				Year Ended December 31,
	2013	2012	Change		2013	2012	Change

Occupancy
Physical	93.2%	91.6%	160	bps	90.3%	90.9%	(60)	bps
Economic	94.6%	91.7%	290	bps	86.4%	87.5%	(110)	bps

NarPAB	$578	$524	10.3%		$513	$477	7.5%
Other income per avail. bed	$35	$35	—%		$42	$36	16.7%
RevPAB	$613	$559	9.7%		$555	$513	8.2%

Operating expense per bed	$246	$228	7.9%		$265	$246	7.7%

Operating margin	59.8%	59.3%	50	bps	52.3%	52.0%	30	bps

Design Beds	83,470	67,463	23.7%		301,636	242,122	24.6%

NOTE: Operating statistics for all periods presented exclude communities classified as discontinued operations.

FOURTH QUARTER 2013	7

SAME-COMMUNITY STATISTICS

	Three Months Ended December 31,				Year Ended December 31,
	2013	2012	Change		2013	2012	Change

Occupancy
Physical	93.2%	90.4%	280	bps	90.1%	91.4%	(130)	bps
Economic	93.8%	90.0%	380	bps	85.3%	87.0%	(170)	bps

NarPAB	$526	$499	5.4%		$475	$468	1.5%
Other income per avail. bed	$25	$26	(3.8)%		$31	$32	(3.1)%
RevPAB	$551	$526	4.9%		$506	$500	1.2%

Operating expense per bed	$231	$218	6.0%		$249	$239	4.2%

Operating margin	58.2%	58.6%	(40)	bps	51.0%	52.3%	(130)	bps

Design Beds (1)	55,524	55,524	—%		222,494	222,494	—%

NOTE: Operating statistics for all periods presented exclude communities classified as discontinued operations.

(1) In June 2013 we converted 64 historically double occupancy rooms at University Towers to single occupancy. This reduced design beds by 64 beds. In August, we reconfigured rooms at the Berk reducing design beds by 2. As these changes did not impact occupied beds they were made to the prior year design beds so that information between periods is comparable.

FOURTH QUARTER 2013	8

PRELEASING SUMMARY

				Preleasing at February 10,
	Design Beds	% of NOI	2013 Opening Occupancy	2014	2013	Preleasing Ahead/(Behind)	Projected Rate Growth

Same-Communities - by Tier
Prior Year Occupancy Below 90% (Tier 1)	4,173	12.9%	82.7%	27.9%	23.2%	4.7%	(0.5)%
Prior Year Occupancy 90% to 94.9% (Tier 2)	5,992	26.7%	92.3%	37.6%	33.0%	4.6%	1.0%
Prior Year Occupancy 95% to 97.9% (Tier 3)	5,514	21.2%	96.4%	35.3%	34.3%	1.0%	2.9%
Subtotal - Tiers 1 - 3	15,679	60.8%	91.2%	34.2%	30.8%	3.4%
Prior Year Occupancy 98% and Above (Tier 4)	8,235	39.2%	99.8%	66.8%	57.2%	9.6%	2.8%
Total Same-Communities (1)	23,914	100.0%	94.2%	45.4%	39.9%	5.5%	2.0%
Total New-Communities (2)	3,024			52.4%
Total Communities	26,938			46.2%

Projected Fall Revenue:

Based on current leasing velocity shown above and individual market conditions, we are projecting fall revenue to be up 3% to 4%, including a 1% to 2% increase in occupancy and an approximate 2% growth in net rental rates.

NOTE: Leasing update does not include 601 same-community and 2,381 new-community beds at the University of Kentucky. Although the university's assignment process does not occur until May, all 2,982 beds, which include the 601 beds delivered in 2013, are currently 117% applied for this fall. The update also excludes College Station at West Lafayette (960 beds) at Purdue University and The Reserve on West 31st (720 beds) at the University of Kansas which are both under contracts with nonrefundable deposits to be sold in the first quarter of 2014.

(1) The same-community designation for leasing purposes is different than for financial statement purposes. A community is considered same-community for leasing when the Company has managed the leasing process for at least two leasing cycles, including the Fall 2014 lease cycle. Design Beds for Same-Communities included in the 2014 Preleasing Summary above include the following design beds: (1) Total same-community design beds on page 16 of 18,508, excluding 960 design beds at College Station at West Lafayette and 720 design beds at The Reserve on West 31st as these communities are under contract pending sale and excluding 601 beds at Central Hall I & II, plus (2) 7,687 design beds on communities that are considered same for leasing purposes (see footnote 1 on page 16).

(2) The new-community designation for leasing purposes is different than for financial statement purposes. A community is considered new-community for leasing when the Company has not previously managed the leasing process. Design beds for Total New-Communities above include the following design beds: (1) The Lotus (40 current design beds plus 195 design beds under development), (2) design beds on the 2013 acquisitions - The Retreat at State College (587 beds), The Cottages on Lindberg (745 beds), and The Varsity (415 beds), (3) design beds on the following 2014 developments - 605 West (384 beds) and Oaks on the Square - Phase III (116 beds), and (4) design beds on the presale option on 109 Tower of 542 beds.

FOURTH QUARTER 2013	9

SAME-COMMUNITY PRELEASING BY REGION AND DISTANCE

				Preleasing at February 10,
	Design Beds	% of NOI	2013 Opening Occupancy	2014	2013	Preleasing Ahead/(Behind)	Projected Rate Growth

Same-Communities - by Region (1)
Mid-Atlantic	4,724	28.1%	97.2%	61.2%	52.6%	8.6%	2.0%
Midwest	2,636	8.7%	92.2%	27.1%	34.4%	(7.3)%	2.1%
North	2,547	10.1%	97.0%	53.9%	46.5%	7.4%	2.9%
South Central	4,094	21.3%	97.0%	56.9%	38.6%	18.3%	3.2%
Southeast	7,821	22.6%	94.0%	37.8%	38.1%	(0.3)%	1.2%
West	2,092	9.2%	81.5%	28.6%	19.4%	9.2%	(0.6)%
Total Same-Communities	23,914	100.0%	94.2%	45.4%	39.9%	5.5%	2.0%

Same-Communities - by Distance from Campus
0-0.2 miles	13,127	65.2%	93.8%	52.0%	40.1%	11.9%	2.2%
0.21-0.49 miles	2,720	8.9%	90.7%	34.4%	35.1%	(0.7)%	(1.6)%
0.5-0.99 miles	2,006	6.7%	96.1%	43.0%	36.1%	6.9%	3.7%
1.0-1.99 miles	4,946	16.2%	95.9%	35.2%	43.7%	(8.5)%	1.4%
2.0 & > miles	1,115	3.0%	96.2%	43.9%	39.9%	4.0%	1.4%
Total Same-Communities	23,914	100.0%	94.2%	45.4%	39.9%	5.5%	2.0%

NOTE: Leasing update does not include 601 same-community and 2,381 new-community beds at the University of Kentucky. Although the university's assignment process does not occur until May, all 2,982 beds, which include the 601 beds delivered in 2013, are currently 117% applied for this fall. The update also excludes College Station at West Lafayette (960 beds) at Purdue University and The Reserve on West 31st (720 beds) at the University of Kansas which are both under contracts with nonrefundable deposits to be sold in the first quarter of 2014.

(1) See definition of regions on page 20.

FOURTH QUARTER 2013	10

OWNED COMMUNITY PROJECTED 2014 NEW SUPPLY AND DEMAND INFORMATION

Owned Community Projected 2014 New Supply and Demand Information by Region

Region (4)	Owned Beds (3)	Percentage of Owned Beds	EdR NOI % (1)	Enrollment Growth 3 Year CAGR - Universities Served	2014 New Supply %	Variance
West	2,327	8%	8%	1.5%	1.7%	0.2%
Mid Atlantic	5,811	19%	27%	1.2%	1.2%	—%
North	3,707	12%	13%	0.2%	0.9%	0.7%
South Central	7,076	24%	25%	1.7%	2.5%	0.8%
Southeast	8,363	28%	20%	2.1%	3.3%	1.2%
Midwest	2,636	9%	7%	1.7%	3.1%	1.4%
Total	29,920	100%	100%	1.4%	2.2%	0.8%

Region (4)	Anticipated 2014 Enrollment Growth (2)	2014 Supply Growth	Variance
West	2,710	3,004	294
Mid Atlantic	2,029	2,101	72
North	1,090	1,684	594
South Central	2,871	3,875	1,004
Southeast	7,395	10,758	3,363
Midwest	3,421	5,006	1,585
Total	19,516	26,428	6,912

NOTE: Schedule represents all markets served by EdR communities and includes all announced developments. Data was obtained from the National Center for Education Statistics, Axiometrics and local market data.

(1) Includes 2014 development deliveries. NOI is based on current 2013 net operating income with proforma adjustments for 2014 developments and developments or acquisitions that have been operating less than 12 months.

(2) Extrapolated from 2012 enrollment statistics from Nation Center of Education Statistics using the previous 3-year enrollment growth percentage.
(3) Total Owned Beds reported herein include Total Communities design beds on page 9 of 26,938 plus 601 beds at Central Hall I & II at the University of Kentucky and 2,381 beds under development for Fall 2014 delivery at the University of Kentucky (see page 13).

(4) See definition of regions on page 20.

FOURTH QUARTER 2013	11

OWNED COMMUNITY PROJECTED 2014 NEW SUPPLY AND DEMAND INFORMATION

Projected 2014 New Supply Sorted by Percentage Increase

New Supply Growth	University Markets		EdR Bed Count		Pro Forma EdR NOI %(1)
0%	8	20%	6,266	21%	22%
0.1% to 1.0%	8	20%	4,765	16%	22%
1.0% - 3.0%	9	22%	4,852	16%	15%
3.0% - 5.0%	12	29%	10,691	36%	33%
> 5.0%	4	9%	3,346	11%	8%
Total	41	100%	29,920	100%	100%

University Markets with > 5% Increase in 2014 New Supply

University	New Supply Increase	Pro Forma EdR NOI %(1)
University of West Georgia	9.3%	1.6%
Florida State University/Florida A&M University	6.1%	1.7%
University of Tennessee	5.5%	2.0%
University of Central Florida	5.2%	2.5%
		7.8%

NOTE: Schedule represents all markets served by EdR communities and includes all announced developments. Data was obtained from the National Center for Education Statistics, Axiometrics and local market data.

(1) Includes 2014 development deliveries. NOI is based on current 2013 forecasted net operating income with proforma adjustments for 2014 developments and developments or acquisitions that have been operating less than 12 months.

FOURTH QUARTER 2013	12

OWNED DEVELOPMENT SUMMARY

(Amounts in thousands except bed counts)

Active Projects
Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost	EdR's Share of Development Cost to be Funded
University of Colorado - The Lotus	Wholly Owned	195	In progress	Summer 2014	20,830	100%	20,830	7,826
University of Kentucky - Haggin Hall I	ONE Plan (1)	396	In progress	Summer 2014	23,802	100%	23,802	17,095
University of Kentucky - Champions Court I	ONE Plan (1)	740	In progress	Summer 2014	45,924	100%	45,924	19,822
University of Kentucky - Champions Court II	ONE Plan (1)	427	In progress	Summer 2014	23,808	100%	23,808	10,356
University of Kentucky - Woodland Glen I & II	ONE Plan (1)	818	In progress	Summer 2014	44,491	100%	44,491	22,093
University of Minnesota - The Marshall	Joint Venture	994	In progress	Summer 2014	94,044	50%	47,022	30,539
Duke University - 605 West	Joint Venture	384	In progress	Summer 2014	46,133	90%	41,520	22,993
University of Connecticut - The Oaks on the Square Ph III	Wholly Owned	116	In progress	Summer 2014	12,819	100%	12,819	8,703
Total - 2014 Deliveries		4,070			311,851		260,216	139,427

University of Kentucky - Woodland Glen III, IV & V	ONE Plan (1)	1,610	In progress	Summer 2015	101,172	100%	101,172	93,789
University of Georgia - Georgia Heights	Joint Venture	292	In progress	Summer 2015	55,615	50%	27,808	24,020
Total - 2015 Deliveries		1,902			156,787		128,980	117,809

University of Kentucky - Limestone Park I & II	ONE Plan (1)	1,141	In progress	Summer 2016	83,911	100%	83,911	83,911
Total - 2016 Deliveries		1,141			83,911		83,911	83,911
Total Active Projects		7,113			552,549		473,107	341,147

Pre-sale
Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Purchase Price
Florida International University - 109 Tower	Presale	542	In progress	Summer 2014	43,500

(1) The On-Campus Equity Plan, or The ONE Plan SM, is our equity program for universities, which allows universities to use EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE Plan SM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

FOURTH QUARTER 2013	13

THIRD-PARTY DEVELOPMENT SUMMARY

(Amounts in thousands except bed counts)

THIRD-PARTY PROJECTS
Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year (1)	Fees Earned Year Ended December 31, 2013 (1)	Remaining Fees to Earn
Mansfield University of Pennsylvania Phase II	684	In progress	January 2014	47,901	1,781	417	1,361	3
West Chester University of Pennsylvania Phase II	653	In progress	Summer 2014	56,639	1,499	—	934	565
Wichita State University	784	In progress	Summer 2014	60,034	1,902	—	614	1,288
Clarion University of Pennsylvania	728	Spring 2014	Fall 2015	55,104	2,092	—	—	2,092
East Stroudsburg University - Pennsylvania Ph II	488	TBD	TBD	TBD	TBD	—	—	—
Total	3,337			219,678	7,274	417	2,909	3,948

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

(1) Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress or recently completed.

FOURTH QUARTER 2013	14

CAPITAL STRUCTURE

KEY METRICS	DEBT MATURITY SCHEDULE

as of December 31, 2013
(dollars in thousands)

Total Debt to Gross Assets
Debt (1)	$777,290
Gross Assets (2)	1,814,746
Debt to Gross Assets	42.8%

Interest Coverage (TTM)	4.6	x
Net Debt to EBITDA - Adjusted (TTM) (4)	6.3	x

Net Debt to Enterprise Value
Net Debt (1)	$755,217
Market Equity (3)	1,021,896
Enterprise Value	$1,777,113

Net Debt to Enterprise Value	42.5%

	Principal Outstanding	Weighted Average Interest Rate	Average Term to Maturity (in years)
Fixed Rate - Mortgage Debt (1)	$227,009	5.6%	3.3
Variable Rate - Mortgage Debt	69,699	3.6%	4.3
Variable Rate - Construction Debt	123,682	2.3%	1.5
Variable Rate - Unsecured Revolving Credit Facility (5)	356,900	1.6%	3.5
Gross Debt (1) / Weighted Average	$777,290	3.3%	3.5

Variable Rate Construction Loans
Variable Rate Mortgage Debt
Fixed Rate Mortgage Debt
Unsecured Revolving Credit Facility
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$9,594
$7,239
$123,447
$92,237
$34,000
$39,437
$356,900
$56,449
$22,053
$35,699
2014
2015
2016
2017
2018 (5)
2019
2020

Less Cash	22,073	Weighted Average Interest Rate of Debt Maturing Each Year
Net Debt	$799,363	Fixed Rate Mortgage Loans	4.9%	5.0%	5.5%	5.5%	—%	6.0%	5.7%

		Total Debt	4.9%	2.5%	4.7%	5.5%	1.6%	6.0%	5.3%

(1) Excludes unamortized debt premium of $2.3 million as of December 31, 2013.
(2) Excludes accumulated depreciation of $204.2 million as of December 31, 2013.
(3)  Market equity includes 114,823,569 shares of the Company's common stock and 1,037,600 Operating Partnership units and is calculated using $8.82 per share, the closing price of the Company's common stock on December 31, 2013.

(4)  Net Debt to EBITDA - Adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, Net Debt is total debt less cash and excludes non-producing debt related to assets under development at time of calculation. EBITDA is Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions and development assets that are opened as if such had occurred at the beginning of the 12 month period being presented.

(5)  During October 2013, the Unsecured Revolving Credit Facility was expanded to $500 million. At the the same time, the maturity was extended to 2018 and other terms, including interest rate spreads, were amended. In January 2014, the Trust entered into unsecured term loans totaling $187.5 million, with a five year $65 million tranche maturing in January 2019 and a seven year $122.5 million tranche maturing in January 2021. Simultaneously, the Company entered into interest rate swap agreements to effectively convert the variable interest rates into fixed rates with a weighted average interest rate of 3.6%. The proceeds were used to partially repay the outstanding balance of the Unsecured Revolving Credit Facility. The impact of the term loans is not reflected in the maturity schedule above.

FOURTH QUARTER 2013	15

2014 GUIDANCE

in thousands, except share and per share data	Year ending December 31, 2014
	Low End	High End

Net income attributable to EdR (4)	$20,475	$35,880

Gain on sale, net of impairment of collegiate housing assets (1)	(9,276)	(9,276)
Real estate related depreciation and amortization	53,316	53,316
Equity portion of real estate depreciation and amortization on equity investees	198	198
Noncontrolling interests	508	384
FFO	$65,221	$80,502
FFO adjustments:
Loss on extinguishment of debt	356	356
Straight-line adjustment for ground leases (2)	4,836	4,836
FFO adjustments	5,192	5,192

FFO on Participating Developments: (3)
Interest on loan to Participating Development (4)	1,825	(5,582)
Development fees on Participating Development, net of costs and tax (4)	—	(1,560)
FFO on Participating Developments	1,825	(7,142)

Core FFO	$72,238	$78,552

FFO per weighted average share/unit (5)	$0.56	$0.69

Core FFO per weighted average share/unit (5)	$0.62	$0.68

Weighted average shares/units (5)	115,996	115,996

Note: See page 17 for for details on guidance assumptions.

(1) Represents a the net gain that is anticipated to be recognized on the two communities, The Reserve at West 31st and College Station at West Lafayette, that are under contracts with nonrefundable deposits to be sold by the end of the first quarter of 2014.

(2) Represents the straight-line rent expense adjustment required by GAAP related to ground leases. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(3) FFO on participating developments represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development. The adjustment for development fees is recognized under the same percentage of completion method of accounting used for third-party development fees. The adjustment for interest income is based on terms of the loan.

(4) The high end of our guidance range reflects repayment of the loan EdR previously made to the participating development. Upon refinancing, the Company would no longer have a financial interest in the third-party development, which would no longer qualify as a participating development. This would trigger all previously deferred fees as discussed in note (3) above to be recognized into GAAP net income. As a result the high end of the range has $10.6 million of additional net income, which includes a $3.0 million guarantee fee, $5.6 million of previously deferred interest income, $1.6 million of previously deferred development fees, net of costs and $0.4 million of interest income through March 2014, that would have been deferred. The deductions to FFO for participating developments for the high end represent elimination of the previously deferred interest and development fees of $5.6 million and $1.6 million, respectively as they were previously recognized as added back and included in Core FFO in prior years.

(5) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and operating partnership units outstanding, regardless of their dilutive impact.

FOURTH QUARTER 2013	16

2014 GUIDANCE

$ in thousands, except per share data
2014 Guidance Assumptions

Core FFO					Participating Developments - Impact on Core FFO
	Low		High	Change from 2013 (%)		Low	High
Core FFO	$72,238		$78,552		Participating Development: (1)
Core FFO per share	$0.62		$0.68	13% - 24%	Guarantee fee related to Participating Development	$—	$3,000
					Interest on loan to Participating Development	$1,825	$475
2014 Combined-Community Net Operating Income Guidance Assumptions					Total Participating Developments	$1,825	$3,475
	Low		High	Timing
Same-community occupancy growth	1.0%	-	2.0%	Fall 2014
Same-community rental rate growth	2%			Fall 2014	G&A and Nonoperating Expenses
Same-community total revenue growth	3%	-	5%	Full year		Low	High
					Interest expense	$29,000	$30,500
Same-community operating expense growth	3%	-	4%	Full year	Capitalized interest	($4,000)	($4,500)
Same-community net operating income growth	4%	-	5%	Full year
					General and administrative expenses (including management and development services)	$16,500
NOI loss from December '13 and pending dispositions	$(4,300)			Early 2014	Ground lease expense, excluding straight-line	$4,300
					Preopening expenses	$1,000
New-communities:
Acquisitions	none
EdR's portion of NOI on 2014 development deliveries and pre-sale options	$10,000	-	$10,500	See page 13	Full year weighted average shares	115,996

Development and Management Services
	Low		High
Third-party development services revenue	$1,800		$1,800
Third-party management services revenue	$3,700		$3,700

(1) The low end of the guidance range for participating developments represents twelve months of interest income on the second mortgage the Company made to the participating development at Johns Hopkins. This amount is deferred for GAAP income purposes but is added back to determine Core FFO. The high end of the range reflects the repayment of the loan EdR previously made to the participating development. Upon refinancing, which may occur in March 2014, the Company will recognize a $3.0 guarantee fee and only earn $0.5 million of interest income. The net impact of the third-party owner refinancing is an increase in core FFO of $1.7 million.

FOURTH QUARTER 2013	17

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition / Development Date	# of Beds	Name	Primary University Served	Acquisition / Development Date	# of Beds
Players Club	Florida State University	Jan ’05	336	The Berk	University of California, Berkeley	May ’11	165
The Commons	Florida State University	Jan ’05	732	University Village Towers	University of California, Riverside	Sept '11	554
University Towers	North Carolina State University	Jan ’05	889	Irish Row	University of Notre Dame	Nov '11	326
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	Dec '11	562
The Pointe	Pennsylvania State University	Jan ’05	984	The Reserve on Stinson	University of Oklahoma	Jan '12	612
College Station at West Lafayette	Purdue University	Jan ’05	960		Total Same-Communities		18,508
Commons on Kinnear	The Ohio State University	Jan ’05	502
The Lofts	University of Central Florida	Jan ’05	730	The Lotus	University of Colorado, Boulder	Nov '11	40
The Reserve at Athens	University of Georgia	Jan ’05	612	Campus West (ONE Plan) (1)	Syracuse University	Aug '12	313
The Reserve on West 31st	University of Kansas	Jan ’05	720	East Edge (1)	University of Alabama	Aug '12	774
The Reserve at Columbia	University of Missouri	Jan ’05	676	The Oaks on the Square (1)	University of Connecticut	Aug '12, Aug ' 13	503
The Pointe at South Florida	University of South Florida	Jan ’05	1,002	The Province (1)	East Carolina University	Sept '12	728
Commons at Knoxville	University of Tennessee	Jan ’05	708	The District on 5th (1)	University of Arizona	Oct '12	764
Campus Creek	University of Mississippi	Feb ’05	636	Campus Village (1)	Michigan State University	Oct '12	355
Pointe West	University of South Carolina	Mar ’05	480	The Province (1)	Kent State University	Nov '12	596
Campus Lodge	University of Florida	Jun ’05	1,115	The Suites at Overton Park (1)	Texas Tech University	Dec '12	465
The Reserve on South College	Auburn University	Jul ’05	576	The Centre at Overton Park (1)	Texas Tech University	Dec '12	400
Cape Trails	Southeast Missouri State University	Jan ’06	360	3949 (1)	Saint Louis University	Aug '13	256
Carrollton Crossing	University of West Georgia	Jan ’06	336	Central Hall I & II (ONE Plan)	University of Kentucky	Aug '13	601
River Pointe	University of West Georgia	Jan ’06	504	2400 Nueces (ONE Plan) (1)	University of Texas at Austin	Aug '13	655
The Avenue at Southern	Georgia Southern University	Jun ’06	624	Roosevelt Point (1)	Arizona State University - Downtown Phoenix	Aug '13	609
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768	The Retreat at Oxford (1)	University of Mississippi	Aug '13	668
University Village on Colvin (ONE Plan)	Syracuse University	Aug '09	432	The Retreat at State College	Pennsylvania State University	Sept '13	587
GrandMarc at The Corner	University of Virginia	Oct '10	641	The Cottages on Lindberg	Purdue University	Sept '13	745
Wertland Square	University of Virginia	Mar ’11	152	The Varsity	University of Michigan	Dec '13	415
Jefferson Commons	University of Virginia	Mar ’11	82		Total New-Communities		9,474
					Total Owned-Communities		27,982
(1) The same-community designation for leasing purposes is different than for financial statement purposes. This community is considered same-community for purposes of leasing, as the Company has managed the leasing process for the 2013/2014 lease cycle and is managing the leasing process for the 2014/2015 lease cycle.

FOURTH QUARTER 2013	18

INVESTOR RELATIONS

Executive Management
Randy Churchey	Chief Executive Officer
Randy Brown	Chief Financial Officer
Tom Trubiana	Chief Investment Officer
Christine Richards	Chief Operating Officer

Corporate Headquarters	Investor Relations
EdR	ICR, LLC
999 South Shady Grove Road, Suite 600	Brad Cohen
Memphis, TN 38120	(203) 682-8211
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #	Email
Bank of America - Merrill	Jana Galan	(646) 855-3081	jana.galan@baml.com
Green Street Advisors	Dave Bragg	(949) 706-8142	dbragg@greenstreetadvisors.com
Hilliard Lyons	Carol Kemple	(502) 588-1839	ckemple@hilliard.com
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293	kford@keybanccm.com
MLV & Co., LLC	Ryan Meliker	(212) 542-5872	rmeliker@mlvco.com
Robert W. Baird & Co., Inc.	Paula Poskon	(703) 821-5782	pposkon@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306	rpetrik@stifel.com
UBS Securities	Ross Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wunderlich Securities	Craig Kucera	(540) 277-3366	ckucera@wundernet.com

FOURTH QUARTER 2013	19

DEFINITIONS

Design beds
Represents the sum of the monthly design beds in the portfolio during the period.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

FFO
Funds from operations as defined by the National Association of Real Estate Investment Trusts.

GAAP
U.S. generally accepted accounting principles.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months.
Other income includes service/application fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

Regional Definitions

 Regions are defined as follows: Mid-Atlantic: North Carolina, Pennsylvania, Connecticut, New York, Virginia; Midwest: Oklahoma, Missouri, Kansas, Minnesota; North: Michigan, Ohio, Indiana, Illinois; South Central: Texas, Tennessee, Mississippi, Kentucky; Southeast: Florida, South Carolina, Alabama, Georgia; West: Arizona, California, Colorado

FOURTH QUARTER 2013	20

SAFE HARBOR

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise except as required by law.

FOURTH QUARTER 2013	21